Exhibit 99.1

F a ra d a y F uture — 9.19 F u t urist D a y September 2021 C o m p a n y U p d a t e S i n c e N A S D A Q L i s ti n g

© 2021 F A R A D A Y F U T U R E P R O P R I E T A R Y A N D C O N F I D E N T I A L 2 This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Faraday Future Intelligent Electric Inc.'s (“FF”) control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include: FF's ability to execute on its plans to develop and market its vehicles and the timing of these development programs; FF's estimates of the size of the markets for its vehicles; the rate and degree of market acceptance of FF's vehicles; the success of other competing manufacturers; the performance and security of FF's vehicles; potential litigation involving FF; the result of future financing efforts and general economic and market conditions impacting demand for FF's products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the preliminary registration statement on Form S - 1 filed by Faraday Future Intelligent Electric Inc. with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward - looking statements, and FF does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD - LOOKING STATEMENTS

FARADAY FUTURE
COMPANY INTRODUCTION

Faraday Future (FF) is setting new standards in luxury and performance that will enhance quality of life and redefine the future of intelligent mobility ecosystems

- The auto industry is experiencing disruption across the value chain – from product and technology, to manufacturing, sales and the entire business model
- FF's Software, Internet and Intelligence DNA is uniquely capable of building the next generation of highly personalized experiences on a cutting-edge electric vehicle platform
- By creating new technologies and integrating clean mobility and connected digital ecosystems, FF is redefining the future of the automotive industry – and moving humanity forward



© 2021 FARADAY FUTURE

MORE THAN $2 BILLION INVESTED BEFORE NASDAQ LISTING TO CREATE

- Industry Leading EV Platform
- I.A.I Technology
- Product Development
- Manufacturing Capabilities
- Multiple Pre-production Vehicles

1 **ULTIMATE INTELLIGENT TECH-LUXURY FF 91 READY FOR LAUNCH 12 MONTHS FROM NASDAQ LISTING**



2 **1.1 MILLION SQUARE FOOT MANUFACTURING FACILITY IN HANFORD, CA**



3 **INDUSTRY LEADING VPA ENABLES NEXT-GEN PASSENGER VEHICLES AND LMD OFFERINGS**



4 **UNIQUE TRANSFORMATIVE PROPULSION TECHNOLOGY DEVELOPED IN-HOUSE**



5 **ADVANCED INTERNET, AUTONOMOUS DRIVING AND INTELLIGENCE (I.A.I) TECHNOLOGY**



© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 4

FARADAY FUTURE – NASDAQ LISTING

- In July 2021, Faraday Future was listed on NASDAQ stock market with the ticker FFIE. The Company raised nearly $1 billion of gross proceeds including $230 million of cash in trust and an upsized $761 million common stock PIPE
- The transaction is expected to fully fund the production of class-defining performance luxury electric FF 91 within 12 months of transaction close. This transaction also supports the future development of the company's unique I.A.I (Internet, Autonomous Driving, Intelligence) system
- PIPE anchor investors include leading institutional investors from the US and Europe, and a leading automobile manufacturer, Geely



Faraday Future
Nasdaq
Faraday Future

© 2021 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 5

Faraday Future’s Ultimate Intelligent Tech - luxury FF 91 Confirms Production Timeline as it Completes the Longest Road - Test Among the Global Ultra - Luxury EV Class 6 © 2021 F A R A D A Y F U T U R E P R O P R I E T A R Y A N D C O N F I D E N T I A L

LEARNINGS FROM ROUTE 66 DRIVE

- FF 91's third internet living space and connectivity allowed Carsten to stay connected as he conducted his normal business from the rear seat of the vehicle
  - Industry-first live YouTube broadcast with Sandy Munro from the vehicle using vehicle's connectivity
- Real-world vehicle testing, and evaluation put the FF 91 through multiple high-stress tests on the vehicle's battery pack by continuously charging or discharging over a 10-day period
- Our battery pack's superior thermal system was proven as the FF 91 drove across the southwest desert in the heat of August
- FF 91 drew a large admiring crowd across America creating lots of new FF fans




EV
CHARGING
ONLY

© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 7

PRODUCT POWER IMPROVEMENT

- Significantly enhance the capabilities of FF 91 while delivering on time and maintaining high quality, thus creating an unbeatable product power by
  - Upgrading key product and technology areas to match user expectations in FF 91's price segment
  - Enhancing the company's vision of being not only an EV company but also a software and product-driven, user-centric, Internet and A.I. company
  - Supporting FF's mission to be disruptive and pursue the goals of creating an intelligent technology, complete ecosystem and ultimate user experience
- Program execution approach: 4 phases of execution
  - Completion of Phase I for FF 91 Futurist SOP with 20 items
    - I.A.I system related: 11
    - Electric Vehicle system related: 9





© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 8

MANUFACTURING UPDATE

Faraday Future's advanced manufacturing and factory operations teams have made significant progress with the support of our equipment suppliers in preparing the Hanford factory for the launch of the FF91. We are heavily focused on completing all pilot lines to support our preproduction builds GAMMA builds while simultaneously preparing for Series Production and Start of Production (SOP)

- Stamping dies
- Body assembly automation
- Paint shop automation
- Battery pack manufacturing systems
- Inverter manufacturing systems
- Vehicle assembly systems
- Pre-delivery and quality verification



© 2021 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 9

MANUFACTURING UPDATE

Stamping
Pilot line
Body
Battery
Stamping equipment















© 2021 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 10

11 © 2021 F A R A D A Y F U T U R E P R O P R I E T A R Y A N D C O N F I D E N T I A L

SUPPLY CHAIN UPDATE
(PURCHASING, SUPPLIER QUALITY AND CORP. LOGISTICS)

- FF has established relationships with global world-class tier-1 suppliers from North America, Europe, and Asia

- Supplier selection is based on
  - Quality
  - Innovation
  - Price

- The entire product life cycle and value chain is ingrained in the sourcing decision. Development, tooling, validation, series production, transport and tariffs are considered

- Multiple components for the FF91 were re-sourced in the last 12 months:
  - Upgrading the technology (displays, LIDAR, ADAS-computer, etc.)
  - Optimizing the supply chain (rear and front subframes, etc.)
  - Cost reductions (seats, DC/DC converter, on-board-charger, etc.)



PIRELLI Velodyne Lidar BOE

MS AUTOTECH brembo Draexlmaier

Continental BOSCH JJE driving the next

ASF AllState Fastener Corporation tesca

© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 12

FF AND GEELY PARTNERSHIP

After Geely invested $50MM into FF IPO,

- Both parties have made substantive progress and completed the phase-one technology cooperation
- Currently the tech teams from both sides are in close discussions and getting ready for the technical acceptance and further development of such technology
- The implementation of this technological partnership facilitates discussions on further cooperation between FF and Geely. It will also promote the development of FF China business

Faraday Future

GEELY

© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 13

FF AND PALANTIR FOUNDRY PARTNERSHIP

FF and Palantir partnership in U.S. and EU

- Jointly explore ambitious innovations across the value chain to advance the mobility revolution
- FF Vehicle Programs to leverage Palantir's experience with leading manufacturers such as Fiat Chrysler, Faurecia, and Airbus, to accelerate the production ramp-up and to drive down the costs of non-quality
- I.A.I to leverage Foundry's unique analytics and modeling infrastructure to accelerate the delivery of leading-edge capabilities such as autonomous driving
- Enable partners across the value chain to join a growing ecosystem of data and analytics across the industry

Further FF's goal to create a new species, all-in-one car robot to transform next generation of intelligent mobility ecosystems

Faraday Future Palantir Foundry

© 2020 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL

FARADAY FUTURE HIRES KEY LEADERS TO HELP LAUNCH FF 91



Xuefeng Chen
CEO-FF CN

Previous Experience
— Chery Jaguar Land Rover Executive Vice President
— 20 years in industry



Matt Tall
VP, Manufacturing

Previous Experience
— VP, Manufacturing, Rivian
— 29 years in industry



Liu YuChao
SVP, Supply Chain FF CN,

Previous Experience
— VP, Operations BEV, Ford Motor China
— 20 years in industry

Meng Zhang
SVP, Operations FF China

Previous Experience
— Board Secretary, Chery Jaguar Land Rover
— Strategy Director, Volvo China
— 21 years in industry

Harjeet Gill
Director of Safety, CAE, Homologation and Testing;

Previous Experience
— Sr. Manager, CAE, Homologation and testing, Lordstown motors
— 21 years in industry

Dr. Xinbao Gao
Sr. Director, Energy Storage;

Previous Experience
— Director of HV Battery for Karma Automotive
— 15 years in industry

Dr. Fan Wang
Head of Software Engineering, ADAS and Self Driving

Previous Experience
— Director of the Autonomous driving center, Vingroup
— 15 years in industry

Chuck Russell
Vehicle Quality

Previous Experience
— President, Cornerstone Technical Solutions
— 30 years in industry

Faraday Future is continuing to fill open positions and add important employees to its growing staff to ensure on-time delivery of the ultimate intelligent tech-luxury FF 91

Over 100 key employees on boarded since NASDAQ listing – bringing the total to 440+ employees globally

© 2021 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 15

© 2 O 2 O F A R A D A Y F U T U RE P R O P R I E T A R Y A N D C O N F I D E N T I A L FF INTELLIGENT APP

All 300 invite-only, Futurist Alliance Limited Edition FF 91s have been pre-ordered

Users can still enroll in a waitlist for Futurist Alliance Limited Edition FF 91 with a deposit of $5,000

Users can reserve FF 91 Futurist model with a deposit of $1,500 through the FF Intelligent App



© 2021 FARADAY FUTURE

Faraday Future to host investor day during the first half of December that will include announcements highlighting progress on the 12 - month target for FF 91 production and delivery, among other updates

P R O P R I E T A R Y A N D C O N F I D E N T I A L © 2020 F A R A D A Y F U T U R E WWW . F F . C O M